Exhibit 10.2

[***] – Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

July 12, 2005

Boule Medical AB

P.O. Box 42056

SE-126 13 Stockholm, Sweden

Attn: Ernst Westman, President

Re: Supply and Distribution Agreement between Heska Corporation and Boule Medical AB dated as of June 17, 2003, as amended by letters dated June 1, 2004 and December 31, 2004 (collectively, the “Distribution Agreement”)

Dear Mr. Westman:

This letter will confirm our agreement regarding the notice of termination and other matters relating to the Distribution Agreement set forth in your letter of May 24, 2005 (the “Termination Notice”).

Boule and Heska hereby agree to amend the Distribution Agreement as set forth below; provided, that Heska has met the Payment Conditions (defined below) on or before August 3, 2005 (the “Payment Deadline”):

1.          Payment Conditions. The agreements set forth in this letter are subject to the conditions precedent that on or before the Payment Deadline Heska shall have paid USD 842,548.44 and EUR 412,593.32 to Boule, by wire transfer or other immediately available funds (the “Payment Conditions”).

2.          Rescission of Termination Notice. Effective upon satisfaction of the Payment Conditions, the Termination Notice is hereby rescinded by Boule and the Distribution Agreement, as amended hereby, shall continue in full force and effect in accordance with its terms, without regard to any of the matters set forth in the Termination Notice.

3.          Purchase Minimums. Heska’s minimum purchase commitment under the Distribution Agreement for Calendar Year 2005 shall be [***] Analyzers. Boule and Heska acknowledge and agree that Heska’s current non-binding forecast for Calendar Year 2005 is [***] Analyzers and that [***] Analyzers have been received by Heska thus far during Calendar Year 2005.

4.          Past Claims. Effective upon satisfaction of the Payment Conditions, each of Boule and Heska hereby waives and releases any and all claims and rights to relief of any kind for any late payment, breach, default or non-performance by the other party under the Distribution Agreement on or before the date the Payment Conditions are satisfied, including but not limited to the interest charges and other claims that Boule set forth in the Termination Notice and any claims by Heska for lost sales or other consequential damages.

5.          Effect of Letter. This letter will constitute a written agreement amending the Distribution Agreement as contemplated by Section 9.10 thereof. If there is a conflict between the terms of this letter and the Distribution Agreement, this letter shall control.

Very truly yours
HESKA CORPORATION

By:	/s/ Jason Napolitano
Its:	Chief Financial Officer

ACCEPTED AND AGREED:

BOULE MEDICAL AB

By:	/s/ Ernst Westman

Its: President

Stockholm 2007-03-20

Heska Corporation

1613 Prospect Parkway

Fort Collins, Colorado 80525

Attention: Robert Grieve, President

Re: Supply and Distribution Agreement (“Distribution Agreement”) by and between Heska Corporation (“Heska”) and Boule Medical AB (“Boule”) dated June 17, 2003

Dear Mr. Grieve:

This letter confirms our agreement that Boule will continue with our Distribution Agreement even though Heska fell short of its 2006 purchase minimums (the “2006 Shortfall”) and that such 2006 Shortfall neither constitutes a default by Heska nor gives rise to any additional consideration, remedies or penalties in favor of Boule. This letter also establishes that minimums set for 2007 are valid and part of the Distribution Agreement going forward and that this waiver relates solely to the outcome of 2006.

This letter will constitute a written agreement amending the Distribution Agreement as contemplated by Section 9.10 thereof. If there is a conflict between the terms of this letter and the Distribution Agreement, this letter shall control. Except as modified by this letter, the Distribution Agreement remains in full force and effect in accordance with its terms.

Very truly yours,

BOULE MEDICAL AB

By:	/s/ Ernst Westman
Its:	CEO

ACCEPTED AND AGREED:

HESKA CORPORATION

By:	/s/ John Flanders
Its:	VP, General Counsel

Sent via Federal Express

January 23, 2008

Ernst Westman

President

Boule Diagnostics International AB

P.O. Box 42056

Västberga Allé 32

SE-126 13 Stockholm

Sweden

Re:	Supply and Distribution Agreement (“Agreement”) between Heska Corporation and Boule Medical AB dated June 17, 2003 as amended

Dear Mr. Westman:

This letter confirms our agreement that Boule will continue with our Distribution Agreement even though Heska fell short of its 2007 purchase minimums (the “2007 Shortfall”) and that such 2007 Shortfall neither constitutes a default by Heska nor gives rise to any additional consideration, remedies or penalties in favor of Boule. This letter also establishes that minimums set for 2008 are valid and part of the Distribution Agreement going forward and that this waiver relates solely to the outcome of 2007.

This letter will constitute a written agreement amending the Distribution Agreement as contemplated by Section 9.10 thereof. If there is a conflict between the terms of this letter and the Distribution Agreement, this letter shall control. Except as modified by this letter, the Distribution Agreement remains in full force and effect in accordance with its terms.

Sincerely,

Heska Corporation

By:	/s/ Jason Napolitano
Its:	Chief Financial Officer

ACCEPTED AND AGREED

Boule Medical AB

By:	/s/ Ernst Westman
Its:	CEO

AMENDMENT TO

SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment, effective as of October 1, 2008, modifies the Supply and Distribution Agreement between Heska Corporation and Boule Medical AB, dated June 17, 2003, hereinafter referred to as “Amendment No. 6”, as modified by Amendment Letter dated June 1, 2004 (hereinafter referred to as “Amendment No. 1”), Amendment Letter dated December 31, 2004 (hereinafter referred to as “Amendment No. 2”), Amendment Letter dated July 12, 2005 (hereinafter referred to as “Amendment No. 3”), Amendment Letter dated March 20, 2007 (hereinafter referred to as “Amendment No. 4”) and Amendment Letter dated January 23, 2008 (hereinafter referred to as “Amendment No. 5”), collectively referred to as the “Original Agreement”.

1.	Section 1.2. Section 1.2 “Analyzer”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.2 “Analyzer” means the Ca 620-16 Veterinary Hematology Analyzer (CBC-DIFF™ Veterinary Hematology System) or BM800 Veterinary Hematology Analyzer (HemaTrue™ Veterinary Hematology Analyzer) manufactured by Boule.

2.	Section 1.8. Section 1.8 “Product”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.8 “Product” means the Analyzer and associated spare parts, consumables and reagents listed in Appendix A.

3.	Section 2.5. The date “November 30, 2003” is hereby deleted and replaced with “January 1, 2009” in both the first and second sentences of Section 2.5 of the Original Agreement.

4.	Appendix A2. Appendix A2 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A2 attached hereto.

5.	Appendix A3. Appendix A3 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A3 attached hereto.

6.	Appendix A4. Appendix A4 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A4 attached hereto.

7.	Appendix A5. Appendix A5 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A5 attached hereto.

8.	Appendix B. Appendix B of the Original Agreement is hereby deleted in its entirety and replaced with Appendix B attached hereto.

9.	No Other Changes. Except as expressly modified by this Amendment No. 6, all other provisions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives.

SIGNED:

Heska Corporation	Boule Medical AB

By: /s/ Jason Napolitano	By:	/s/ Ernst Westman

Name: Jason Napolitano	Name: Ernst Westman

Title: Chief Financial Officer	Title: Chief Executive Officer

Date: October 9, 2008	Date: October 9, 2008

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A2

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Heska agrees to make orders of the following Products in units divisible by two. Payment for fifty percent (50%) of the units in each shipment shall be made in Euros and fifty percent (50%) in U.S. dollars. The initial Euro prices are set forth below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1 of the Supply and Distribution Agreement. The dollar prices shall be an amount equal to the then-current Euro price, multiplied by 1.18.

Art no	Description	Price Net Euro

INSTRUMENTS (CA 620-16 Vet related)
260	Micro capillary adapter compl.	[***]
1090769	Printer paper, 5 pcs	[***]

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A3

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Payment for one hundred percent (100%) of the units of the Products listed below shall be made in U.S. dollars. The initial U.S. dollar price for each of such Products shall be the price set forth below, subject to adjustment for actual changes in raw material and labor costs pursuant to the last paragraph of Section 4.1 of the Supply and Distribution Agreement.

Art no	Description	Price Net

REAGENTS
1503976	CBC-DiffTon™ Diluent Solution (10L)	[***]
1503978	CBC-DiffLyse™ Lysing Solution (5L)	[***]
1504112	Enzymatic Cleaner (100ml)	[***]
5941	Hematology System Cleaning Kit	[***]
1504180	HemaTrue™ Diluent Solution (1.9L)	[***]
1504181	HemaTrue™ Lysing Solution (1.9L)	[***]
1504182	HemaTrue™ Enzymatic Cleaner (1.9L)	[***]

CONTROLS & CALIBRATORS
Boule – 8 VET CON
1504026	1 x 4.5 ml normal	[***]
1504080	6 x 4.5 ml normal	[***]
1504151	Boule VetCon N 8p 6x4.5ml	[***]
N/A	18 x 4.5 ml normal	[***]

Boule – VET CAL
1504028	1 x 3.0 ml	[***]

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A4

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Payment for one hundred percent (100%) of the units of the Products listed below shall be made in Euros. The initial Euro price for each of such Products shall be the price set forth below, subject to adjustment for actual changes in raw material and labor costs pursuant to the last paragraph of Section 4.1 of the Supply and Distribution Agreement.

Boule P/N	Description	Price Net
1010464	Instrument cover, Heska	[***] eur
1010849	Display Grounding Bar Short	[***] eur
1010851	Display Grounding Bar Long	[***] eur
1010921_S	Start plate VET	[***] eur
1020144	Lid to Cubitainer	[***] eur
1021136_S	Tube holder, Heska	[***] eur
1030122	Flat display cable, shielded	[***] eur
1030127_S	Power cord Main board	[***] eur
1030128_S	Cable blood detector	[***] eur
1030129_S	BB cable, Mixingchamber cable	[***] eur
1030140_S	Cable Coax WBC	[***] eur
1030142_S	Cable, photometer	[***] eur
1030143_S	Ground cable	[***] eur
1030146	Valve cable 5 assy	[***] eur
1040017_S	Contact plate cover ground x10	[***] eur
1040079	Extension spring	[***] eur
1050159	Keyboard folio CBC	[***] eur
1060046	Rubber washer	[***] eur
1080030	Transport Fuse, Tubing	[***] eur
1080048	Door, CBCDiff	[***] eur
1080055	Tube holder	[***] eur
1080058_S	Pinch valve head x10	[***] eur
1090719_S	Switch cable MCI	[***] eur
1090787_S	Cable, Start Micro switch	[***] eur
1090796_S	Switch	[***] eur
1090836	Start plate 1	[***] eur
1090842	Motor assy connected Heska	[***] eur
1090910_S	Tube valve complete	[***] eur
1090916_S	Membrane pump	[***] eur

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1090919_S	Level detector complete	[***] eur
1090921_S	WBC measuring chamber complete	[***] eur
1090922_S	Cap. Holder complete RBC	[***] eur
1090927_S	Shear valve complete	[***] eur
1090928_S	Display complete	[***] eur
1090929_S	Display incl. touch BM800	[***] eur
1090933_S	Asp. washing cup complete	[***] eur
1090941_S	Drain cup	[***] eur
1090945_S	RBC measuring chamber complete	[***] eur
1091002	Barcode reader, Medonic	[***] eur
1091043_S	RBC pipette incl. tubes	[***] eur
1091044_S	WBC metering unit incl. tubes	[***] eur
1091050_S	RBC metering unit incl. tubes	[***] eur
1091061_S	WBC pipette incl. tubes	[***] eur
1091091_S	Mixer motor	[***] eur
1091149	Clog Filter Device	[***] eur
1091152_S	Aspiration whole blood	[***] eur
1091159	Level Detector Lyse Vet	[***] eur
1091160	Level Detector Diluent Vet	[***] eur
1091161_S	Liquid filter kpl.	[***] eur
1091165_S	Capillary holder WBC	[***] eur
1091220	Front assy. BM800 Heska	[***] eur
1091227_S	MPA handle assy	[***] eur
1091232_S	MPA assy	[***] eur
1091234_S	CPU board, assy	[***] eur
1091244_S	Valve board BM800 tested	[***] eur
1091249	Bottle tray assy	[***] eur
1091250_S	Level detector yellow assy	[***] eur
1091251_S	Level detector red assy	[***] eur
1091252_S	Level detector blue assy	[***] eur
1091268_S	DC air pump assy.	[***] eur
1110047	Lifting strap	[***] eur
1120074_S	Display board BM800	[***] eur
1120078_S	Switched Powerboard	[***] eur
1140103	Cylindr.isol. C15/15 M4x4 55	[***] eur
1140111	Locking washer	[***] eur
1140165	Locking washer black CCLR2	[***] eur
1140258	Tube PVC 3,0 x 1,5	[***] eur
1140614	Port, Reagent Level Sensor,Red	[***] eur
1140615	Port, Reagent lvl sensor, Ylow	[***] eur
1140641	Clips for door	[***] eur

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1140643_S	Transformer BM800	[***] eur
1140703_S	Cable for CAN COM. 0,5m BM800	[***] eur
1150495_S	KNF Liquid Pump	[***] eur
1150521	Repairkit Waste pump KNF	[***] eur
1200064	Back Flush Syringe Kit	[***] eur
1301077	MPA accessories kit	[***] eur
2604013	Case long, complete	[***] eur
2604014	Case short, complete	[***] eur
2606002	Handle complete	[***] eur
4804014	Ind. lower	[***] eur
5303042	Cover plate filter board	[***] eur
5304002	Indicator housing	[***] eur
5304008	Rolled threadball screw	[***] eur
5304011	Guiding rod	[***] eur
5304015	Guiding wheel	[***] eur
5304026	Measuring tube	[***] eur
5304048	Rear valve	[***] eur
5304075	Housing upper glass cyl.	[***] eur
5304077	Glass Cylinder	[***] eur
5304085	Lacquer notation	[***] eur
5304097	Detector	[***] eur
5304116	Rear valve part US	[***] eur
5304167	Tube, ground connector	[***] eur
5304174	Gearbox machining	[***] eur
5306002	Capillary Tube Holder, Complete	[***] eur
5306003	Counting cup RBC compete	[***] eur
5306004	Counting cup WBC compete	[***] eur
5306006	Gearbox complete	[***] eur
5306007	Asp. Pipette Whole Blood	[***] eur
5306008	Sealing rod complete	[***] eur
5306009	Sealing piston complete	[***] eur
5306026_S	Mixing cup complete	[***] eur
5306078	MPA mounted	[***] eur
5306081	Motor assy connected	[***] eur
5306103	Waste pump 60Hz mounted	[***] eur
5308002	Detector cable mix cup CBC	[***] eur
5308004	Cable blood detector	[***] eur
5308005	Cable Assy servo potm.	[***] eur
5308008	Photocell, HGB, complete	[***] eur
5308009_S	Cable, coax, RBC, L=420	[***] eur
5308011	Cable Assy Start/Stop	[***] eur

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5308013	Cable Assay HGB lamp	[***] eur
5308014	Cable Assy optoswitch/syring	[***] eur
5309001	PCB CPU 530 complete tested	[***] eur
5309011	PCB power mounted tested	[***] eur
5309021	PCB amplifier mounted & tested	[***] eur
5814036	Mixing cup	[***] eur
5814064	Asp. pip. predil. blood / upps	[***] eur
5814142	Valve part f.	[***] eur
5814143	Valve house	[***] eur
6209001	PCB display mounted tested	[***] eur
9970119	Tubing FEP 0.7 x 1.5	[***] eur
9980001	Repair kit for waste pump	[***] eur
9990455	Washer 0734 nylon svart	[***] eur
9990598	Filter VG9 4mm Ø 8	[***] eur
9990970	Pin CP 4*25 A1m6	[***] eur
9990973	Gearbox type F, 4 1/6	[***] eur
9991148	Rod Sealing Guidence Cap	[***] eur
9991161	Plastic cover PVC print Medoni	[***] eur
9991197	Plastic cover PVC 350*430*	[***] eur
9991619	Bi pin lamp with tech.addendum	[***] eur
N/A	Vet Mixing rotor 3 ml (HemaTrue)	[***] eur

[***] – Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A5

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Heska agrees to make orders of the following Products in units divisible by two. Payment for fifty percent (50%) of the units in each shipment shall be made in Euros and fifty percent (50%) in U.S. dollars. The Euro price shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1 of the Supply and Distribution Agreement. The U.S. dollar prices shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1 of the Supply and Distribution Agreement.

Art no	Description	Price Net Euro	Price Net USD

INSTRUMENTS
1301074	CA 620-16 Vet System with MPA, 110/60	[***]	[***]
1400060	HemaTrue™ Veterinary Hematology Analyzer System with MPA	[***]	[***]

Appendix B

Product Specifications: CBC-DIFF™ Veterinary Hematology System

- Measuring Principle (RBC, WBC, PLT)	Impedance
- Measuring Principle (HGB)	Colormetric (540 nm) using cyanide free reagent
- Discriminators (i.e. thresholds)	Floating programmable
- Sampling system	Shear valve (maintenance free)
- Parameters reported:	RBC, MCV, HCT, PLT, MPV, HGB, MCH, MCHC, WBC, RDW, LYMF abs, MID abs, GRAN abs, LYMF %, MID %, GRAN %
- Size distributions printed for	RBC, PLT and WBC differential
- Aspirated blood volume (EDTA tubes)	Approx 125 µl

- Blood volume using the

Micro Pipette Adapter	20 µl
- Screen	LCD
- Keyboard	Numerical
- Total cycle time	Approx 73 seconds
- Sample display and print after	Approx 53 seconds
- Printer*	External, IBM or HP format
- Memory	Approx. 250 samples
- QC capability	SD, CV, X, n
- HGB correction on high WBC counts	Yes
- Warning flags on parameter abnormalities	Yes
- Floating discriminator RBC/PLT	Yes (position printed)
- Mathematical 3-part. diff WBC calc.	Yes
- Automatic HGB blank on each sample	Yes
- Carry Over	<1%
- Serial output**	Yes
- Main power voltage / Fuses	230 V Fuse 5x20mm T2A
120 V Fuse 5x20mm T4A
- Power voltage tolerances	± 15%
- Power consumption (operational)	Max 250 VA
- Power consumption (standby)	Max 50 VA
- Built-in test/adjustment programs	Yes
- Dimensions (inches)	H=13.8 W=16.5 D=18.1
- Weight	Approx. 56 lb

* Printer must comply with standard EN 60950 or DPU 414 supplied by Heska Corporation.

** Serial connection must conform to standard EN 60950.

Product Specifications: HemaTrue™ Veterinary Hematology Analyzer

Measuring principle RBC, WBC, PLT	Impedance
Measuring principle HGB	Photometer, Cyanide free method 535nm ±5nm
Programmable WBC Discriminator	Yes
Sampling system	Closed shear valve
Parameters reported	RBC, MCV, HCT, PLT, MPV, HGB, MCH, MCHC, WBC, RDW%, RDW abs, LYMPH abs, MONO abs, GRAN abs, LYMPH%, MONO%, GRAN%
Size distributions printed for	RBC, PLT and WBC diff
Aspirated blood volume (open tubes)	<125 µl
Blood volume using the Micropipette Adapter (MPA)	20 µl
LCD	Graphical color touch screen, 240 columns x 320 rows
Keyboard	Virtual incorporated keyboard (External keyboard possible)
Analysis time	<1 minute
QC capabilities	Mean, SD, CV, Levey-Jennings
HGB correction on high WBC counts	Yes
System information messages on parameter abnormalities	Yes
Floating discriminator RBC/PLT	Yes (position printed)
Automatic HGB blank on each sample	Yes
Carry over	RBC, HGB, WBC =‹1%, PLT =‹2%
Barcode reader input	Yes
Serial output	Yes (Conformed to standard EN 60950)
Power consumption (operational)	Max 100 VA
Power consumption (standby)	Max 20 VA
Mains frequency	50-60 HZ
Mains voltage	100-240 VHZ
Effective mains current	Max. 2 A
Certified external mains power supply	AML1 50PS24 >2556 or FDF1 5O3-A-24-C14 (51441)
Built-in test/adjustment programs	Yes
Temperature	18-32° C (64-90° F)
Humidity (non-condensing)	Up to 80%
Dimensions	(HxWxD) 410x290x460mm (16.1 x 11.4 x 18.1 in)
Weight	=‹18 kg (Standard Version) (=‹40 Ib)